Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the "Fund")

Supplement dated April 30, 2021 to the Fund's Summary Prospectus and Prospectus,

each dated October 1, 2020, as supplemented and amended to date

At a meeting held on April 26-27, 2021 (the "Meeting"), the Board of Directors (the "Board") of VALIC Company I approved the termination of SunAmerica Asset Management, LLC ("SunAmerica") as a subadviser to the Fund and approved the appointment of ClearBridge Investments, LLC ("ClearBridge") as a subadviser to the Fund. The Board also approved changes to the Fund's principal investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission ("SEC") reflecting the change to the Fund's subadviser, changes to the Fund's principal investment strategies and techniques, and corresponding changes to the Fund's risks. This filing will be subject to review by the SEC and is expected to become effective on or about July 7, 2021 (the "Effective Date").

The Fund currently seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities including common stock, preferred stock and convertible securities. Under normal circumstances, the Fund invests at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large cap securities. The Fund may also invest in non- convertible preferred stock.

As of the Effective Date, in addition to the principal investment strategies noted above, the Fund will invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The Fund will also invest in securities of other investment companies and of real estate investment companies and in warrants and rights. In selecting securities for its portion of the Fund, ClearBridge will typically emphasize dividend paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time, and it will look for potential for capital appreciation, sound or improving balance sheets and effective management teams that exhibit a desire to earn consistent returns for shareholders.

At the Meeting, the Board approved a Subadvisory Agreement between the Variable Annuity Life Insurance Company, the Fund's investment adviser, and ClearBridge with respect to the Fund which will become effective on the Effective Date. The Board also approved the continuation of the Fund's Advisory Fee Waiver Agreement between VALIC and VALIC Company I, on behalf of the Fund, through September 30, 2022. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive a portion of its advisory fee so that the fee payable by the Fund to VALIC equals 0.64% of average monthly assets on the first $250 million, 0.61% on the next $250 million, 0.56% on the next $500 million and 0.51% thereafter.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about ClearBridge and the Subadvisory Agreement.

Once the changes to the Fund's investment strategies and techniques become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund's principal investment strategies and techniques, and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.